Exhibit 99.1
Resource Extraction Payment Report for the fiscal year ended December 31, 2024

Payments Overview1,2,3
(Amounts in thousands of U.S. dollars)

Country	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Angola	20,000	3,265	663	1,330,190	303,386	80,086	1,737,589
Argentina	—	—	357	—	153,198	74,069	227,624
Australia	—	27,331	26,184	—	—	3,332,548	3,386,062
Bangladesh	—	200	701	746,625	—	95,259	842,786
Brazil	25,087	—	648	—	—	—	25,735
Cameroon	—	750	223	—	—	—	973
Canada	—	—	11,812	—	250,951	523,815	786,578
China	—	—	11,923	—	—	30,689	42,612
Colombia	—	—	1,233	—	—	—	1,233
Congo, Republic of the	—	—	209	3,573	—	23,446	27,227
Cyprus	—	642	—	—	—	—	642
Egypt	700	—	—	—	—	—	700
Equatorial Guinea	2,000	1,497	2,008	338,286	135,778	113,600	593,169
Indonesia	—	—	—	—	—	8,223	8,223
Israel	—	—	—	—	128,376	265,133	393,509
Kazakhstan	—	—	—	—	—	137,419	137,419
Kuwait-Saudi Arabia Partitioned Zone	—	5,000	—	—	407,017	675,608	1,087,626
Mexico	—	—	47,224	—	—	—	47,224
Myanmar	—	—	—	—	—	6,561	6,561
Namibia	500	—	—	—	—	—	500
Nigeria	—	145,157	159,324	1,860,059	256,302	487,377	2,908,219
Suriname	—	130	125	—	—	—	255
Thailand	3,485	—	—	—	117,793	107,421	228,699
United Kingdom	—	—	—	—	—	124,256	124,256
United States	9,622	—	26,760	—	738,860	819,172	1,594,414
Total	61,394	183,972	289,393	4,278,733	2,491,662	6,904,681	14,209,834
1 Chevron did not make any dividend or infrastructure payments reportable under Section 1504 regulations. Therefore, those categories have been excluded from all tables in this exhibit.
2 Amounts in this exhibit are shown in thousands of U.S. dollars. Totals are not corrected for rounding.
3 This exhibit includes payments made in 2023 related to certain exploratory activities that were delayed for reporting from the Form SD submitted for the fiscal year ended December 31, 2023 as permitted by Item 2.01(b)(1) of Form SD.
Chevron Corporation 2024 Resource Extraction Payment Report

Angola
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Agencia Nacional de Petroleo Gas e Bioco	In-kind	—	—	—	380,536	—	—	380,536
	USD	—	3,265	—	—	—	—	3,265
Agência Nacional de Petróleo, Gás e Biocombustíveis	In-kind	—	—	—	1,763	—	—	1,763
ANPG Agencia NPG Biocombustiveis	USD	8,000	—	—	—	—	—	8,000
ANPG Bonus de Assinatura	USD	12,000	—	—	—	—	—	12,000
Banco Nacional de Angola	USD	—	—	—	—	303,386	74,970	378,355
Caixa do tesouro nacional	USD	—	—	663	—	—	—	663
Ministry of Finance	USD	—	—	—	—	—	718	718
Ministry of Mineral Resources Oil and Gas	USD	—	—	—	—	—	4,398	4,398
Sonangol Pesquisa & Produção	In-kind	—	—	—	947,892	—	—	947,892
Total		20,000	3,265	663	1,330,190	303,386	80,086	1,737,589

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-South Atlantic Ocean/Cabinda/Oil/Natural Gas/Well	In-kind	—	—	—	1,330,190	—	—	1,330,190
	USD	20,000	3,265	663	—	303,386	80,086	407,399
Total		20,000	3,265	663	1,330,190	303,386	80,086	1,737,589
Chevron Corporation 2024 Resource Extraction Payment Report

Argentina
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Administración Federal de Ingresos Publicos	ARS	—	—	—	—	—	55,058	55,058
Dirección General Rentas Capital	ARS	—	—	—	—	—	8,502	8,502
Rentas Generales Neuquen	ARS	—	—	357	—	153,198	10,509	164,064
Total		—	—	357	—	153,198	74,069	227,624

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Buenos Aires/Oil/Natural Gas/Well	ARS	—	—	—	—	—	54,288	54,288
Neuquén/Oil/Natural Gas/Well	ARS	—	—	357	—	153,198	10,509	164,064
Entity-level payments	ARS	—	—	—	—	—	9,272	9,272
Total		—	—	357	—	153,198	74,069	227,624
Chevron Corporation 2024 Resource Extraction Payment Report

Australia
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Australian Earth Science Education	AUD	—	415	—	—	—	—	415
Australian Taxation Office	AUD	—	—	—	—	—	3,215,866	3,215,866
Construction Training Fund	AUD	—	—	768	—	—	—	768
Department of Energy, Mines, Industry Regulation and Safety	AUD	—	—	1,100	—	—	—	1,100
Department of Finance	AUD	—	—	486	—	—	—	486
Department of Industry, Science and Resources	AUD	—	—	—	—	—	104,533	104,533
Department of Jobs, Tourism, Science and Innovation	AUD	—	26,784	66	—	—	—	26,850
Department of Planning, Lands and Heritage	AUD	—	—	2,308	—	—	—	2,308
Department of Transport	AUD	—	—	659	—	—	—	659
Department of Water and Environmental Regulation	AUD	—	—	1,037	—	—	—	1,037
National Offshore Petroleum Safety and Environmental Management Authority	AUD	—	—	1,738	—	—	—	1,738
National Offshore Petroleum Titles Administrator	AUD	—	—	4,295	—	—	—	4,295
Pilbara Port Authority	AUD	—	—	906	—	—	—	906
Shire of Ashburton	AUD	—	131	8,690	—	—	12,149	20,970
Western Australian Land Authority	AUD	—	—	4,130	—	—	—	4,130
Total		—	27,331	26,184	—	—	3,332,548	3,386,062

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Indian Ocean/Western Australia/Oil/Natural Gas/Well	AUD	—	26,915	26,184	—	—	116,682	169,781
Entity-level payments	AUD	—	415	—	—	—	3,215,866	3,216,281
Total		—	27,331	26,184	—	—	3,332,548	3,386,062
Chevron Corporation 2024 Resource Extraction Payment Report

Bangladesh
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Government of Bangladesh	In-kind	—	—	—	746,625	—	—	746,625
	USD	—	200	701	—	—	95,259	96,161
Total		—	200	701	746,625	—	95,259	842,786

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Sylhet/Natural Gas/Well	In-kind	—	—	—	746,625	—	—	746,625
	USD	—	200	701	—	—	95,259	96,161
Total		—	200	701	746,625	—	95,259	842,786
Chevron Corporation 2024 Resource Extraction Payment Report

Brazil
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Agência Nacional do Petróleo, Gás Natural e Biocombustíveis	BRL	25,087	—	648	—	—	—	25,735
Total		25,087	—	648	—	—	—	25,735

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Entity-level payments	BRL	25,087	—	648	—	—	—	25,735
Total		25,087	—	648	—	—	—	25,735
Chevron Corporation 2024 Resource Extraction Payment Report

Cameroon
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Direction Des Grandes Entreprises	XAF	—	—	113	—	—	—	113
Ministère des Finances	XAF	—	—	111	—	—	—	111
Societe Nationale Des Hydrocarbures	XAF	—	750	—	—	—	—	750
Total		—	750	223	—	—	—	973

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Atlantic Ocean/Centre/Oil/Natural Gas/Well	XAF	—	750	223	—	—	—	973
Total		—	750	223	—	—	—	973

Chevron Corporation 2024 Resource Extraction Payment Report

Canada
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Alberta Energy Regulator	CAD	—	—	1,780	—	—	—	1,780
Canada Development Investment Corporation	CAD	—	—	—	—	28,481	—	28,481
Canada Newfoundland & Labrador Offshore Petroleum Board	CAD	—	—	9,527	—	—	—	9,527
Government of Alberta	CAD	—	—	238	—	—	106,215	106,453
Government of Newfoundland and Labrador	CAD	—	—	—	—	83,052	—	83,052
Minister of Finance	CAD	—	—	267	—	—	—	267
Municipal District of Greenview	CAD	—	—	—	—	—	2,604	2,604
Provincial Treasurer	CAD	—	—	—	—	30,099	—	30,099
Receiver General for Canada	CAD	—	—	—	—	109,319	414,996	524,315
Total		—	—	11,812	—	250,951	523,815	786,578

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Alberta/Oil/Natural Gas/Well	CAD	—	—	2,286	—	30,099	2,604	34,989
Offshore-Atlantic Ocean/Newfoundland and Labrador/Oil/Well	CAD	—	—	3,593	—	220,851	—	224,445
Entity-level payments	CAD	—	—	5,934	—	—	521,211	527,145
Total		—	—	11,812	—	250,951	523,815	786,578
Chevron Corporation 2024 Resource Extraction Payment Report

China
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Guangdong Provincial Tax Bureau	CNY	—	—	745	—	—	485	1,230
Kaizhou Tax Bureau	CNY	—	—	—	—	—	6,100	6,100
Tianjin Tax Bureau	CNY	—	—	11,179	—	—	14,618	25,796
XuanHan Tax Bureau	CNY	—	—	—	—	—	9,486	9,486
Total		—	—	11,923	—	—	30,689	42,612

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Chongqing Shi/Natural Gas/Well	CNY	—	—	—	—	—	6,100	6,100
Sichuan Sheng/Natural Gas/Well	CNY	—	—	—	—	—	9,486	9,486
Offshore-Bohai Bay/Tianjin Shi/Oil/Well	CNY	—	—	11,179	—	—	—	11,179
Offshore-South China Sea/Guangdong Sheng/Oil/Well	CNY	—	—	745	—	—	—	745
Entity-level payments	CNY	—	—	—	—	—	15,103	15,103
Total		—	—	11,923	—	—	30,689	42,612
Chevron Corporation 2024 Resource Extraction Payment Report

Colombia
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Agencia Nacional de Hidrocarburos	COP	—	—	1,233	—	—	—	1,233
Total		—	—	1,233	—	—	—	1,233

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Entity-level payments	COP	—	—	1,233	—	—	—	1,233
Total		—	—	1,233	—	—	—	1,233
Chevron Corporation 2024 Resource Extraction Payment Report

Congo, Republic of the
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Direction Generale Du Tresor	USD	—	—	—	—	—	22,275	22,275
Ministry of Finance	USD	—	—	209	—	—	1,170	1,379
Societe Nationale des Petroles du Congo	In-kind	—	—	—	3,573	—	—	3,573
Total		—	—	209	3,573	—	23,446	27,227

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-South Atlantic Ocean/Pointe-Noire/Oil/Natural Gas/Well	In-kind	—	—	—	3,573	—	—	3,573
	USD	—	—	209	—	—	20,823	21,032
Entity-level payments	USD	—	—	—	—	—	2,623	2,623
Total		—	—	209	3,573	—	23,446	27,227
Chevron Corporation 2024 Resource Extraction Payment Report

Cyprus
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Ministry of Energy Commerce and Industry	USD	—	642	—	—	—	—	642
Total		—	642	—	—	—	—	642

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Mediterranean Sea/Lefkosia/Natural Gas/Well	USD	—	642	—	—	—	—	642
Total		—	642	—	—	—	—	642
Chevron Corporation 2024 Resource Extraction Payment Report

Egypt
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Egyptian Natural Gas Holding Company	USD	600	—	—	—	—	—	600
South Valley Egyptian Petroleum Holding	USD	100	—	—	—	—	—	100
Total		700	—	—	—	—	—	700

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Mediterranean Sea/Al Qāhirah/Natural Gas/Well	USD	150	—	—	—	—	—	150
Offshore-Mediterranean Sea/Maţrūḩ/Oil/Natural Gas/Well	USD	150	—	—	—	—	—	150
Offshore-Mediterranean Sea/Shamāl Sīnā'/Natural Gas/Well	USD	150	—	—	—	—	—	150
Offshore-Red Sea/Janūb Sīnā'/Oil/Natural Gas/Well	USD	100	—	—	—	—	—	100
Entity-level payments	USD	150	—	—	—	—	—	150
Total		700	—	—	—	—	—	700
Chevron Corporation 2024 Resource Extraction Payment Report

Equatorial Guinea
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
GE Petrol	In-kind	—	—	—	119,477	—	—	119,477
Ministerio de Minas e Hidrocarburos	In-kind	—	—	—	218,809	135,778	—	354,586
	USD	—	700	—	—	—	—	700
	XAF	—	797	1,517	—	—	—	2,314
Tesoro Público	USD	2,000	—	376	—	—	113,600	115,977
	XAF	—	—	115	—	—		115
Total		2,000	1,497	2,008	338,286	135,778	113,600	593,169

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties		Taxes	Total
Offshore-Atlantic Ocean/Bioko Nord/Oil/Natural Gas/Well	In-kind	—	—	—	338,286	135,778	[1]	—	474,063
	USD	2,000	700	376	—	—		—	3,076
	XAF	—	797	1,632	—	—		—	2,429
Entity-level payments	USD	—	—	—	—	—		113,600	113,600
Total		2,000	1,497	2,008	338,286	135,778		113,600	593,169
1 Royalties to the government are paid in-kind and are disclosed at fair value.
Chevron Corporation 2024 Resource Extraction Payment Report

Indonesia
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Directorate General of Taxes	USD	—	—	—	—	—	8,223	8,223
Total		—	—	—	—	—	8,223	8,223

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Entity-level payments	USD	—	—	—	—	—	8,223	8,223
Total		—	—	—	—	—	8,223	8,223
Chevron Corporation 2024 Resource Extraction Payment Report

Israel
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Ministry of Energy	USD	—	—	—	—	128,376	—	128,376
Ministry of Finance	ILS	—	—	—	—	—	265,133	265,133
Total		—	—	—	—	128,376	265,133	393,509

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Mediterranian Sea/Tel Aviv/Oil/Natural Gas/Well	ILS	—	—	—	—	—	265,133	265,133
	USD	—	—	—	—	128,376	—	128,376
Total		—	—	—	—	128,376	265,133	393,509
Chevron Corporation 2024 Resource Extraction Payment Report

Kazakhstan
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
The State Revenue Committee	USD	—	—	—	—	—	137,419	137,419
Total		—	—	—	—	—	137,419	137,419

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Batys Qazaqstan oblysy/Oil/Natural Gas/Well	USD	—	—	—	—	—	137,419	137,419
Total		—	—	—	—	—	137,419	137,419
Chevron Corporation 2024 Resource Extraction Payment Report

Kuwait-Saudi Arabia Partitioned Zone
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Saudi Arabian Monetary Authority	USD	—	—	—	—	407,017	675,608	1,082,626
Saudi Petroleum Services Polytechnic	USD	—	5,000	—	—	—	—	5,000
Total		—	5,000	—	—	407,017	675,608	1,087,626

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Al Aḩmadī/Oil/Well	USD	—	5,000	—	—	407,017	675,608	1,087,626
Total		—	5,000	—	—	407,017	675,608	1,087,626
Chevron Corporation 2024 Resource Extraction Payment Report

Mexico
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Fondo Mexicano Del Petroleo	USD	—	—	40,880	—	—	—	40,880
Servicio De Administracion Tributaria	USD	—	—	6,343	—	—	—	6,343
Total		—	—	47,224	—	—	—	47,224

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Entity-level payments	USD	—	—	47,224	—	—	—	47,224
Total		—	—	47,224	—	—	—	47,224
Chevron Corporation 2024 Resource Extraction Payment Report

Myanmar
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Large Taxpayers' Office	USD	—	—	—	—	—	6,561	6,561
Total		—	—	—	—	—	6,561	6,561

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Andaman Sea/Yangon/Natural Gas/Well	USD	—	—	—	—	—	6,561	6,561
Total		—	—	—	—	—	6,561	6,561
Chevron Corporation 2024 Resource Extraction Payment Report

Namibia
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
NAMCOR Exploration and Production	USD	500	—	—	—	—	—	500
Total		500	—	—	—	—	—	500

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Entity-level payments	USD	500	—	—	—	—	—	500
Total		500	—	—	—	—	—	500
Chevron Corporation 2024 Resource Extraction Payment Report

Nigeria
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Federal Inland Revenue Service	USD	—	—	3,456	—	—	487,377	490,832
Host Communities Development Trust	NGN	—	15,903	—	—	—	—	15,903
	USD	—	23,058	—	—	—	—	23,058
Niger Delta Development Commission	NGN	—	27,215	—	—	—	—	27,215
	USD	—	78,982	—	—	—	—	78,982
Nigerian Export Supervision Scheme	NGN	—	—	3,456	—	—	—	3,456
Nigerian National Petroleum Company Limited	In-kind	—	—	—	1,860,059	—	—	1,860,059
Nigerian Upstream Petroleum Regulatory Commission	NGN	—	—	384	—	—	—	384
	USD	—	—	152,027	—	256,302	—	408,329
Total		—	145,157	159,324	1,860,059	256,302	487,377	2,908,219

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Delta/Natural Gas/Well	NGN	—	—	220	—	—	—	220
	USD	—	—	808	—	—	—	808
Delta/Oil/Natural Gas/Well	NGN	—	15,903	339	—	—	—	16,242
	USD	—	23,058	10,816	—	207,497	22,500	263,871
Offshore-Gulf of Guinea/Bayelsa/Oil/Well	In-kind	—	—	—	122,205	—	—	122,205
	NGN	—	—	1,592	—	—	—	1,592
	USD	—	—	128,907	—	47,407	45,100	221,414
Offshore-Gulf of Guinea/Delta/Natural Gas/Oil/Well	NGN	—	—	1,689	—	—	—	1,689
Offshore-Gulf of Guinea/Delta/Natural Gas/Oil/Well	USD	—	—	10,790	—	1,398	—	12,189
	In-kind	—	—	—	1,737,854	—	—	1,737,854
Offshore-Gulf of Guinea/Ondo/Oil/Natural Gas/Well	USD	—	—	4,162	—	—	—	4,162
Entity-level payments	NGN	—	27,215	—	—	—	—	27,215
	USD	—	78,982	—	—	—	419,777	498,758
Total		—	145,157	159,324	1,860,059	256,302	487,377	2,908,219
Chevron Corporation 2024 Resource Extraction Payment Report

Suriname
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Staatsolie Maatschappij Suriname N V	USD	—	130	125	—	—	—	255
Total		—	130	125	—	—	—	255

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Entity-level payments	USD	—	130	125	—	—	—	255
Total		—	130	125	—	—	—	255
Chevron Corporation 2024 Resource Extraction Payment Report

Thailand
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Ministry of Energy, Department of Mineral Fuels	THB	3,485	—	—	—	117,793	—	121,278
Ministry of Finance, Revenue Department	THB	—	—	—	—	—	107,421	107,421
Total		3,485	—	—	—	117,793	107,421	228,699

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-Gulf of Thailand/Krung Thep Maha Nakhon/Oil/Natural Gas/Well	THB	3,485	—	—	—	117,793	107,421	228,699
Total		3,485	—	—	—	117,793	107,421	228,699
Chevron Corporation 2024 Resource Extraction Payment Report

United Kingdom
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
HM Revenue & Customs	GBP	—	—	—	—	—	124,256	124,256
Total		—	—	—	—	—	124,256	124,256

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Offshore-North Sea/Aberdeen City/Oil/Natural Gas/Well	GBP	—	—	—	—	—	124,256	124,256
Total		—	—	—	—	—	124,256	124,256
Chevron Corporation 2024 Resource Extraction Payment Report

United States
(Amounts in thousands of U.S. dollars)

Government Payee	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
Bureau of Land Management	USD	—	—	1,427	—	—	—	1,427
Department of the Interior	USD	9,622	—	7,371	—	—	—	16,993
Internal Revenue Service	USD	—	—	—	—	—	819,172	819,172
Office of Natural Resources Revenue	USD	—	—	17,211	—	738,860	—	756,071
US Department of Justice	USD	—	—	751	—	—	—	751
Total		9,622	—	26,760	—	738,860	819,172	1,594,414

(Amounts in thousands of U.S. dollars)

Project	Payment Currency	Bonuses	Community & social responsibility	Fees	Production entitlements	Royalties	Taxes	Total
California/Oil/Well	USD	—	—	—	—	354	—	354
Colorado/Oil/Natural Gas/Well	USD	—	—	—	—	56,919	—	56,919
Federal Government/Oil/Natural Gas/Well	USD	—	—	194	—	—	—	194
New Mexico/Oil/Natural Gas/Well	USD	—	—	1,233	—	568,822	—	570,054
Wyoming/Oil/Natural Gas/Well	USD	—	—	—	—	2,686	—	2,686
Offshore-Gulf of America/Louisiana/Oil/Natural Gas/Well	USD	9,622	—	763	—	96,495	—	106,879
Offshore-Gulf of America/Texas/Oil/Natural Gas/Well	USD	—	—	—	—	13,585	—	13,585
Entity-level payments	USD	—	—	24,570	—	—	819,172	843,742
Total		9,622	—	26,760	—	738,860	819,172	1,594,414
Chevron Corporation 2024 Resource Extraction Payment Report